SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or
15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported):
May 5, 2009

ALUMIFUEL POWER CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-57946	88-0448626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7315 East Peakview Avenue
Englewood, Colorado 80111
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (303) 796-8940

INHIBITON THERAPEUTICS, INC.
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01        Completion of Acquisition or Disposition of Assets

As described in the Registrant’s Current Report on Form 8-K filed with Securities and Exchange Commission on May 11, 2009 (the “Initial 8-K”)  effective May 5, 2009,  pursuant to an Agreement Concerning the Exchange of Securities by and among Inhibiton Therapeutics, Inc., (the “Company”)(now known as AlumiFuel Power Corporation), HPI Partners, LLC (“HPI”), a Colorado Limited Liability Company, and the Security Holders of HPI Partners, LLC,  dated March 4, 2009, (the “Share Exchange Agreement”), the parties entered into a share exchange through which HPI and its wholly-owned subsidiary AlumiFuel Power, Inc. became a wholly owned subsidiaries of the Company.

The sole purpose of this amendment to the Initial 8-K is to incorporate as part of the Initial 8-K the information set forth under Item 9.01 below as required by Item 9.01 of Form 8-K.

Item 9.01        Financial Statements and Exhibits.

(a)           Financial Statement of Businesses Acquired

Filed herewith are (i) the audited financial statements of HPI Partners, LLC and Subsidiary for the years ended December 31, 2008 and 2007, and (ii) the unaudited financial statements for the three month period ended March 31, 2009.

(b)           Pro Forma Financial Information

Pro forma financial information including the unaudited pro forma condensed statement of operations for the year ended January 31, 2009 for Inhibiton Therapeutics, Inc. and the year ended December 31, 2008 for HPI Partners, LLC and Subsidiary.   Pro forma financial information including the unaudited pro forma condensed statement of operations for the three month period ended April 30, 2009 for Inhibiton Therapeutics, Inc. and the three month period ended March 31, 2009 for HPI Partners, LLC and Subsidiary.  Unaudited pro forma condensed balance sheets as of April 30, 2009 for Inhibiton Therapeutics, Inc. and as of March 31, 2009 for HPI Partners, LLC and Subsidiary.

(c)           Not applicable.

(d)           Exhibits.

Exhibit	Description

23.1	Consent of Independent Auditors. Filed herewith.

99.1	Audited financial statements of HPI Partners, LLC and Subsidiary for the years ended December 31, 2008 and 2007. Filed herewith.

99.2	Unaudited financial statements of HPI Partners, LLC and Subsidiary for the three month period ended March 31, 2009. Filed herewith.

99.3
Unaudited pro forma consolidated financial statements including: the unaudited pro forma condensed statement of operations for the year ended January 31, 2009 for Inhibiton Therapeutics, Inc. and the year ended December 31, 2008 and the three month period ended April 30, 2009; and  the unaudited pro forma condensed balance sheets as of April 30, 2009. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INHIBITON THERAPEUTICS, INC.
Date: July 14, 2009	By: /s/ Thomas B. Olson Thomas B. Olson, Secretary

2